UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) July 31, 2006
Wellstone Filters, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-28161	33-0619264

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

250 Crown Boulevard, Timberlake, North Carolina	27583

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code 336-597-8300
N/A

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Item 2.02. Results of Operations and Financial Condition
Item 9.01. Financial Statements and Exhibits
Signature
EX-99.1: PRESS RELEASE

Item 2.02. Results of Operations and Financial Condition
     On July 31, 2006, the Registrant issued a press release announcing its financial results for the second quarter ended June 30, 2006. The entire text of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.
Item 9.01. Financial Statements and Exhibits
(d) Exhibits

Exhibit 99.1	Press Release, dated July 31, 2006

Signature
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WELLSTONE FILTERS, INC.
Date: August 2, 2006	By:	/s/ Samuel Veasey
		Name:	Samuel Veasey
		Title:	Chief Financial Officer (Principal Financial Officer)